Exhibit 24






                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of November, 2001.



                                    /s/ Gilbert E. Playford
                                -----------------------------------
                                Print Name:    Gilbert E. Playford
                                             ----------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of November, 2001.




                                   /s/  Corrado F. De Gasperis
                                -----------------------------------
                                Print Name:   Corrado F. De Gasperis
                                             ----------------------

                      POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2001.


                                   /s/  R. Eugene Cartledge
                                -----------------------------------
                                Print Name:  R. Eugene Cartledge
                                             ----------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of November, 2001.



                                   /s/  Mary B. Cranston
                                -----------------------------------
                                Print Name:   Mary B. Cranston
                                             ----------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of November, 2001.



                                    /s/ John R. Hall
                                -----------------------------------
                                Print Name:    John R. Hall
                                             ----------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of November, 2001.


                                    /s/ Thomas Marshall
                                -----------------------------------
                                Print Name:    Thomas Marshall
                                             ----------------------





                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of February, 2002.



                                   /s/ Ferrell P. McClean
                                -----------------------------------
                                Print Name:    Ferrell P. McClean
                                             ----------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby appoints each of Gilbert E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen to be the undersigned's true and lawful agent, proxy and attorney-in-fact, with full power of substitution and re-substitution (the "attorneys-in-fact"), to execute any and all registration statements, applications, notices and other documents, and any and all supplements and amendments thereto, to be filed with the Securities and Exchange Commission, or any other securities law administrator or any stock exchange or market to register, qualify or list securities issued, sold or delivered, or issuable, saleable or deliverable, under any employee benefit plan of UCAR International Inc. or its subsidiaries (collectively, the "Company"), in accordance with laws, rules and regulations and hereby grants to each of Gilbert
E. Playford, Craig S. Shular, Scott C. Mason, Karen G. Narwold, Corrado F. De Gasperis and Erick Asmussen and each of their substitutes the full power and authority to perform all acts necessary or appropriate in connection therewith.

         This Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein and shall not be affected by the subsequent death, disability or incompetence of the undersigned.

         This Power of Attorney shall remain in effect as long as the undersigned is a director of UCAR International Inc. unless voluntarily revoked. This Power of Attorney may be voluntarily revoked only by written notice to such attorneys-in-fact, delivered by registered mail or certified mail, return receipt requested. All persons dealing with any of the attorneys-in-fact named herein may assume that this Power of Attorney has not been revoked and may be relied upon unless they have actual knowledge of its voluntary revocation.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2001.



                                   /s/ Michael C. Nahl
                                -----------------------------------
                                Print Name:   Michael C. Nahl
                                             ----------------------